Old Westbury Funds, Inc.
OLD WESTBURY INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 1996
Effective December 2, 1996, Edgewood Services, Inc. (`Edgewood'') replaced Signature Broker-Dealer Services, Inc. (`Signature'') as the distributor for Old Westbury Funds, Inc. (the `Fund''). Edgewood, a registered broker/dealer, is a New York corporation with principal offices at Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897. Edgewood is a subsidiary of Federated Investors.

Also effective December 2, 1996, Federated Administrative Services (`FAS''), a subsidiary of Federated Investors and an affiliate of
Edgewood, replaced Signature as the Fund's administrator.
FAS provides the Fund with certain administrative personnel and services necessary to operate the Fund, such as certain legal and accounting services. FAS provides these at an annual rate as specified below:
               MAXIMUM
              ADMINISTRATIVE        AVERAGE AGGREGATE
                   FEE               DAILY NET ASSETS
             ------   ------     ----                ---
                 .150%          on the first $250 million
                 .125%           on the next $250 million
                 .100%           on the next $250 million
                 .075%        on assets in excess of $750 million
The administrative fee received during any fiscal year shall be at least $75,000 per portfolio. FAS may choose voluntarily to waive a portion of its fee or minimums from time to time in its sole discretion.

Accordingly, references throughout the prospectus to Signature should be replaced with references to Edgewood and FAS, as appropriate.


                                                          December 30, 1996



FEDERATED INVESTORS
Federated Investors
Pittsburgh, PA 15222-3779

Edgewood Services, Inc. is a distributor of the funds and is a subsidiary of Federated Investors.

G01972-01 (12/96)